UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Legacy Acquisition Corp.
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This Schedule 14A filing consists of the following communications relating to the announcement by Legacy Acquisition Corp. (“Legacy”) of the execution of a definitive share exchange agreement with Blue Valor Limited, a company incorporated in Hong Kong (“Blue Valor”), pursuant to which Legacy will purchase all of the issued and outstanding shares of a to be formed wholly-owned holding company organized in the Cayman Islands that at closing will hold the Blue Impact group business, a digital-first, global advertising and marketing services group (the “Blue Impact business”). The Blue Impact business will become a wholly-owned subsidiary of Legacy immediately following the closing of the transaction:

(i) Press Release of Legacy Acquisition Corp. dated August 23, 2019 that was furnished as Exhibit 99.1 to Legacy’s Current Report on Form 8-K filed on August 23, 2019; and

(ii) Investor Presentation dated August, 2019 that was furnished as Exhibit 99.2 to Legacy’s Current Report on Form 8-K filed on August 23, 2019.

The communications listed above were first used or made available on August 23, 2019.

(i)	Press Release of Legacy Acquisition Corp. dated August 23, 2019

Legacy Acquisition Corp. and Blue Impact Announce Business Combination

Combined Company Expected to be Listed on the New York Stock Exchange

Investor Conference Call Scheduled for Friday, August 23, 2019 at 11 am ET

(New York, NY) – August 23, 2019 – Legacy Acquisition Corp. (NYSE: “LGC”) (“Legacy”), a publicly-traded Special Purpose Acquisition Company, and Blue Focus Intelligent Communications Group (“BFICG”), announced today that Legacy has entered into a definitive share exchange agreement with an indirect, wholly-owned subsidiary of BFICG.1 BFICG is the leading publicly-listed Chinese marketing services holding company. Under the definitive agreement, Legacy will purchase all of the issued and outstanding shares of a newly formed and wholly-owned subsidiary of BFICG that at closing will hold the Blue Impact group business -- a digital-first, global advertising and marketing services group (the “Blue Impact business”). Immediately following the proposed transaction, Legacy intends to change its name to Blue Impact Inc. and is expected to continue to trade on the New York Stock Exchange.

Headquartered in Mountain View, California, the Blue Impact business portfolio of assets consists of leading digital, media, social, creative and data analytic advertising and marketing assets and agencies that serve both global blue chip and digital-disruptor clients.

The Blue Impact business2 consists of:

●	Vision 7, headquartered in Canada, a fully integrated marketing communications platform consisting of owned, paid, earned and shared media services. Vision7 consists of several leading agencies including The Camps Collective, Citizen Relations (including The Colony Project), Cossette Communications, Eleven LLC, Gene Global, K72, The Narrative Group, and Vision7 Media (including Cossette Media, Impact Research, Jungle & Magnet).

●	We Are Social, headquartered in the United Kingdom, a global social creative agency specializing in shared media in 11 countries including Australia, China, the United Arab Emirates, France, Germany, Italy, Japan, Singapore, Spain, the United Kingdom and the United States.

●	Fuseproject, headquartered in San Francisco, a fully integrated product design agency with capabilities spanning strategy, branding, industrial design, user experience design, activations and environmental design.

●	Metta, headquartered in Hong Kong (HK), China, a large full-service marketing agency in HK.

●	Madhouse, headquartered in Shanghai, a leading mobile-focused paid media and performance platform in China. It is one of the major outbound providers for Chinese brands to market their products and services outside of China.

1 Blue Valor Limited, a company incorporated in Hong Kong is the indirect, wholly-owned subsidiary of BFICG that is the seller in the definitive agreement.

2 To date, the entities forming the Blue Impact business, while under common control, generally have not been managed as a combined entity.

Under the terms of the definitive share exchange agreement, at closing, the selling entity will receive 30 million shares of Class A common stock of Legacy, and Legacy would assume $40 million of net debt related to the Blue Impact business and $48 million of deferred acquisition purchase price obligations. At the close of business on Thursday, August 22, the closing price of Legacy’s shares of Class A common stock was $10.17 per share. In addition, up to $222 million may be payable after the 2022 audit is complete in the form of an incentive-based earn-out tied to average profit growth of the Madhouse business over the three-year period ending December 31, 2022. At closing, assuming no redemptions and after accounting for estimated transaction costs, the combined company is projected to have approximately $176 million of cash available for acquisitions and working capital.

Post-closing, the Blue Impact business will be led by Brett Marchand as CEO, with Holly Zheng as Chairwoman of the post-acquisition Blue Impact Board. Holly Zheng is a board director of BFICG, the Chairwoman of the International Business Management Committee and the President of BFICG’s international business. Brett Marchand is currently the CEO of Vision7. He has more than 30 years of experience in marketing and advertising and has served in key roles within the Vision7 agencies for over fourteen years.  He worked as a marketer at Procter & Gamble, Campbell Soup and Molson Coors before his move into advertising and marketing services.

Edwin Rigaud, CEO of Legacy, commented: “As a management team with deep experience building and marketing global consumer brands, we are very pleased to announce our business combination with Blue Impact. Having screened over 370 opportunities since the establishment of our $300 million SPAC, we believe we have identified a leading global platform. The agencies that will form the Blue Impact business, together, form a leading and rapidly growing advertising and marketing services platform and are well positioned to capitalize on the confluence of several major marketing trends: the rise of mobile, digital and social communications, the advance of data-driven media and marketing, plus the continued emergence of highly nimble and client-focused talent.”

Holly Zheng, expected Board Chairwoman of the post-acquisition Blue Impact, added: “We are very excited about this unique opportunity to partner with Legacy, which offers a strong fit with our vision, strategy and culture. Blue Impact has the goal of becoming a world-class international marketing service provider in the era of digital transformation. By leveraging Legacy’s capital platform and our global reach and talent, Blue Impact will provide strong contribution to the growth of our clients, our people and our shareholders’ returns.”

Brett Marchand, who will assume the CEO role of the combined entity, commented: “I am very excited to be leading Blue Impact and an exceptional management team at a time of rapid change across the marketing industry. The communications landscape has never been more complex and Blue Impact’s nimble structure, broad array of digital capabilities and tight cross-company collaboration ideally position us to serve both our blue-chip client roster as well as the growing number of digital disruptors across almost every major industry. Also, we’ve developed several potentially disruptive growth initiatives, including Impact Campuses, serving major Chinese brands, and Marketing as a Service (MaaS) all of which will help the company to accelerate its growth for years to come.”

The Blue Impact business will also benefit from the broad advertising and marketing relationships of Legacy’s management team, most of whom were trained at Procter & Gamble. Chairman and CEO Edwin Rigaud and President and COO and expected post-acquisition Blue Impact director Darryl McCall both bring 30-years or more of experience leading major consumer brands at Procter & Gamble, which should enable them to connect the Blue Impact business with potential partners including members of the P&G Alumni Network. The P&G Alumni Network has over 150 current or former CEO’s of Fortune 1000 companies, and over 500 current and former Chief Marketing Officers and Chief Financial Officers.

Certain Highlights

●	The Blue Impact business, with a focus on digital marketing, serves the high growth advertising and marketing service sub-sectors, particularly mobile, social and data/analytics, which industry forecasters expect to post a 15% 2018-2021 global CAGR. The Blue Impact business has posted 3-year revenue and Adjusted EBITDA growth of 18% and 29%, respectively.[3]

●	The Blue Impact business has a global presence, serving over 3,000 clients across North America, Europe and Asia-Pacific, with 2500+ employees.

●	The Blue Impact business, with 63% of revenues derived from digital marketing activities, is well-positioned to compete for the most sophisticated marketing assignments from emerging disruptor advertisers.

●	The Blue Impact business has successfully implemented an integrated, shared-service model that boosts operational efficiencies, resulting in improved EBITDA margins. The Blue Impact business has enjoyed highly attractive cash flow conversion, benefiting from low capital expenditure requirements and attractive working capital dynamics.

3 This financial information is based on 2016-2019E financial statements. The 2016 financial statements are unaudited, and the audit of the 2017 and 2018 financial statements is ongoing. Refer to the disclaimer language at the end of this press release for more information regarding non-GAAP financial measures.

The Legacy and BFICG boards of directors have each unanimously approved the proposed transaction. Completion of the proposed transaction is subject to the approval of Legacy stockholders and other customary closing conditions. The parties anticipate that the transaction will be completed in 2019.

For additional information on the proposed transaction, see Legacy’s Current Report on Form 8-K, which will be filed promptly and can be obtained, without charge, at the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Wells Fargo and GP Bullhound are serving as financial advisors to Legacy. PJT Partners is advising the Blue Impact business. Wells Fargo Securities, LLC, Cantor Fitzgerald & Co., and Stifel, Nicolaus & Company are serving as capital markets advisors to Legacy. DLA-Piper (US) LLP is serving as legal advisor to Legacy. O’Melveny & Myers LLP and Greenberg Traurig LLP are serving as legal counsel for Blue Valor and BFICG.

Investor Conference Call Information:

Legacy and the Blue Impact business will host a joint investor conference call to discuss the proposed transaction tomorrow, Friday, August 23, 2019 at 11:00 am ET.

Interested parties may listen to the prepared remarks call via telephone by dialing 1-877-407-0789, or for international callers, 1-201-689-8562. A telephone replay will be available from 2:00 pm ET on Friday August 23, 2019 to 11:59 pm ET on Friday September 6, 2019 and can be accessed by dialing 1-844-512-2921, or for international callers, 1-412-317-6671 and entering replay Pin number: 13693935.

The conference call webcast, a related investor presentation with more detailed information regarding the proposed transaction, and a transcript of the investor call will be available at www.legacyacquisition.com. The investor presentation will also be furnished today to the SEC, which can be viewed at the SEC’s website at www.sec.gov.

About the Blue Impact business:

The Blue Impact business is a digital-first, integrated global marketing and communications services group. Based in Mountain View, California, the Blue Impact business employs more than 2,500 people, across 12 countries in digital, mobile, linear and social media and content. The Blue Impact businesses are: We Are Social, Madhouse, Metta, fuseproject and Vision7 International brands, including The Camps Collective, Citizen Relations (including The Colony Project), Cossette Communications, Eleven LLC, Gene Global, K72, The Narrative Group, and Vision7 Media (including Cossette Media, Impact Research, Jungle & Magnet).

The group serves a diverse client base that ranges from established blue-chip and mid-size clients to fast-growing global disruptors, all across multiple verticals, with two thirds of net revenue derived from digital media services. Clients include hundreds of the world’s best-known brands from major consumer goods manufacturers to cutting-edge technology companies.

The group’s services cover global intelligent marketing and communications solutions in brand strategy, digital creative production, ecommerce enablement, cloud-based CRM, big data analytics, digital and traditional media buying, and social media insights and marketing.

About Legacy:

Legacy raised $300 million in November 2017 and its securities are listed on the NYSE. Legacy was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Legacy is sponsored by a team of proven leaders primarily comprised of former Procter & Gamble executives and is supported by a founder/shareholder group of proven operationally based value builders. These executives have extensive experience in building brands and transforming businesses for accelerated growth. For more information Legacy, please visit www.LegacyAcquisition.com.

Important Information About the Proposed Transaction and the Extension and Where to Find It

In connection with the proposed transaction, Legacy intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. In addition, Legacy has filed a preliminary proxy statement and intends to file a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of time in which Legacy must complete a business combination or liquidate the trust account that holds the proceeds of Legacy’s initial public offering (the “Extension”). Legacy will mail the definitive proxy statement relating to the Extension to its stockholders of record as of September 6, 2019. Legacy’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection with the Extension and the proposed transaction, as these materials will contain important information about the Extension, the Blue Impact business, Legacy and the proposed transaction contemplated by the share exchange agreement. When available, the definitive proxy statement and other relevant materials for the proposed transaction will be mailed to stockholders of Legacy as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the proposed transaction and the Extension. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in Legacy’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction and the Extension when available.

Blue Valor, BFICG and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the anticipated portfolio of assets and agencies to comprise the Blue Impact business, Legacy’s anticipated name following the closing of the proposed transaction, the expectation that shares of the post-acquisition company will trade on the New York Stock Exchange following closing, the anticipated closing consideration for the proposed transaction, projected cash available for acquisitions and working capital following the closing and the anticipated closing date of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the share exchange agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Blue Impact business or the combined company may be adversely affected by other economic business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed transaction and the Extension; (13) the risk that current trends in digital media and marketing decelerate or do not continue; (14) the potential delay in completing the ongoing audit of the 2017 and 2018 financial statements and the potential for audit and other related adjustments to the financial results for such periods; (15) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; and (16) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation:

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Non-GAAP Financial Metrics:

This Press Release includes non-GAAP financial measures for the Blue Impact business that are not required by, or presented in accordance with, U.S. Generally Accepted Accounting Principles, including EBITDA and Adjusted EBITDA. Accordingly, such information and data will be adjusted and presented differently in the Legacy’s proxy statement to be filed with the SEC to solicit stockholder approval of the proposed transaction. Legacy and the Blue Impact business believe that the presentation of the non-GAAP measures provides information that is useful to investors because they are a key measure used by the management and board of directors of Legacy and the Blue Impact business to understand and evaluate core operating performance and trends. Investors should review the Blue Impact business’ audited and interim financial statements, which will be presented in Legacy’s proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate its businesses. Other companies may calculate EBITDA, Adjusted EBITDA, and other non-GAAP measures differently, and therefore Blue Impact business’ EBITDA, Adjusted EBITDA and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Investors:

Peter Stabler

ICR

peter.stabler@icrinc.com

Media:

Phil Denning

ICR

Phil.denning@icrinc.com

(ii)	Investor Presentation dated August, 2019

For Discussion & General Information Purposes Only Investor Presentation August 2019

Disclaimer

This presentation ("Presentation") is for informational purposes only. This Presentation has been prepared to assist parties in making their own evaluation with respect to a proposed Transaction as contemplated by the definitive share exchange agreement between Legacy Acquisition Corp. ("Legacy") and Blue Valor Limited, the indirect, wholly-owned subsidiary of Blue Focus Intelligent Communications Group, and for no other purpose. Additional information about the proposed Transaction and the definitive share exchange agreement will be provided in a preliminary proxy statement and a definitive proxy statement that Legacy intends to file with the SEC in connection with the proposed Transaction. Under the definitive agreement, Legacy will purchase all of the issued and outstanding shares of a newly formed and wholly-owned subsidiary of BFICG that at closing will hold the Blue Impact group business -- a digital-first, global advertising and marketing services group ("Blue Impact"). This Presentation is not intended to form the basis of any investment or other decision with respect to the proposed Transaction.

Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, neither Legacy nor the Company makes any representation or warranty with respect to the accuracy of such information. The Blue Impact design logo and "Blue Impact" are the property of the Company. Other trademarks and trade names referred to in this Presentation are the property of their respective owners. All references made to Blue Impact and the Company include predecessor organizations as well.

This Presentation does not purport to contain all of the information that may be required to evaluate a possible voting or investment decision with respect to Legacy. The recipient agrees and acknowledges that this Presentation is not intended to form the basis of any voting or investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Legacy or the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible Transaction between Legacy and the Company (the "Transaction"), and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Legacy and the Company disclaim any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein.

This Presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Legacy and the Company and the potential Transaction between Legacy and the Company and their respective management teams' expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Legacy's and the Company's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond Legacy's and the Company's control, that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inability to complete the proposed Transaction, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the share exchange agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company's common stock on the New York Stock Exchange following the proposed Transaction; (7) the risk that the proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed Transaction; (8) the ability to recognize the anticipated benefits of the proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Blue Impact business or the combined company may be adversely affected by other economic business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy's stockholders in connection with the proposed Transaction and the Extension (as herein defined); (13) the risk that current trends in digital media and marketing decelerate or do not continue; (14) the potential delay in completing the ongoing audit of the 2017 and 2018 financial statements and the potential for audit and other related adjustments to the financial results for such periods; (15) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; and (16) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Transaction, including those under "Risk Factors" therein, and in Legacy's other filings with the SEC. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Financial Statements

2016 financial information will not be audited. The audit for 2017 and 2018 is in the process of being completed. As such, the historical financial information contained in this Presentation is preliminary and may change. There can be no assurance that the final results for 2016 if it were to be audited and for 2017 and 2018 will not differ from the results provided in this presentation, including as a result of review adjustments. As a result of the foregoing considerations and the other limitations described herein, investors are cautioned not to place undue reliance on this preliminary financial information.

Blue impact

2

3 Disclaimer (Continued) Use of Non - GAAP Information This Presentation contains numbers that are not required by, or presented in accordance with, GAAP, including Pro Forma Adjus ted Net Revenue, Pro Forma Adjusted EBITDA, Acquired EBITDA, Unadjusted EBITDA and Adjusted EBITDA (collectively, our “Non - GAAP Measures”). Our Non - GAAP Measures are not GAAP measures of our financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance, cash flows from operating activities as a measure of liquidity, o r a ny other performance measure derived in accordance with GAAP. They should not be construed as an inference that our future results will be unaffected by unusual or non - recurring items. In addition, our Non - GAA P Measures exclude certain non - recurring and other charges and income items. You should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in Ou r N on - GAAP Measures. Our presentation of Our Non - GAAP Measures should not be construed to imply that our future results will be unaffected by any such adjustments. Management compensates for these li mit ations by relying primarily on our GAAP results and by using our Non - GAAP Measures as supplemental information. Our Non - GAAP Measures are not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. A reconciliation of some of our Non - GAAP Measures to the nearest comparable GAAP measure can be found at slide 43 of this presentation. Projections and Historical Financial Information Any estimates, forecasts or projections set forth in the Presentation have been prepared by Legacy and the Company in good fa ith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions th at are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautione d t hat such estimates, forecasts or projections have not been audited and have not been prepared in conformity with generally accepted accounting principles (“GAAP”). The risks and other factors that could impact the Company’s ability to attain projected results include, but are not limited to, those mentioned in the prior paragraph. The recipient therefore should not rely on the estimates, forecasts or projections containe d i n the Presentation. None of the historical financial information contained herein has been audited, reviewed, compiled or been subject to any procedures by any auditors and actual historical financial informatio n c ould differ materially from the information contained herein. Important Information About the Proposed Transaction and the Extension and Where to Find It In connection with the proposed Transaction, Legacy intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. In addition, Legacy has f ile d a preliminary proxy statement and intends to file a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of tim e i n which Legacy must complete a business combination or liquidate the trust account that holds the proceeds of Legacy’s initial public offering (the “Extension”). Legacy will mail the definitive proxy statemen t r elating to the Extension to its stockholders of record as of September 6, 2019. Legacy’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amend men ts thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection the Extension and the proposed Transaction, as these materials will contain important information about the Extension, the Company, Legacy and the proposed Transaction contemplated by the share exchange agreement. When available, the definitive proxy statement and other relevant materials for th e proposed Transaction will be mailed to stockholders of Legacy as of a record date to be established for voting on the proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and othe r d ocuments filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618 - 7161. Participants in the Solicitation Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stock hol ders with respect to the proposed Transaction and the Extension. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in Legacy’s annual repo rt on Form 10 - K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 13 08 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618 - 7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the p roposed Transaction and the Extension when available. Blue Valor Limited, Blue Focus Intelligent Communications Group and their respective directors and executive officers may als o b e deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed Transaction will be included in the proxy statement for the proposed Transaction when available. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act . Blue Impact’s Organization Prior to the consummation of the contemplated Transaction, Blue Valor Limited, an indirect wholly - owned subsidiary of BFICG organized in Hong Kong, will form a wholly - owned holding compan y organized in the Cayman Islands and contribute its interests in the Vision 7 Group, We Are Social, Madhouse , Metta and Fuseproject thereto. At closing of the contemplated Transaction, Legacy will acquire the holding company, thereby acquiring control of the Vision 7 Group, We Are Social, Madhouse , Metta and Fuseproject. Following closing of the proposed Transaction, Legacy will change its name to Blue Impact Inc.

4 The Legacy SPAC Solution: Create s hareholder v alue with a digital - first, global advertising and marketing services company Our Goal: $1.0 Billion + i n Revenue

Today's Participants

Legacy Acquisition Corp.



Darryl McCall
President & COO, Legacy

- Former EVP and Executive Committee Member at Coty
- Spent 30 years at Procter & Gamble ("P&G") as a VP of Product Supply and GM of Global Personal Cleansing Care, where he oversaw 37 manufacturing centers and 16,000 employees
- More than 35 years of consumer operating experience

Blue Impact



Holly Zheng
Executive Chairwoman, Blue Impact (1)

- 5 years with Blue Impact and predecessors as well as service on the Board of Directors for BlueFocus Intelligent Communications Group (BFICG)
- Previously held executive positions at various technology companies including Marvell Semiconductor, ST-Ericsson and NXP
- 18 years experience of marketing and sales experience



Brett Marchand
CEO, Blue Impact (2)

- 14 years with Blue Impact and predecessors including as CEO of BFICG's largest acquisition outside China
- Previously held senior marketing roles with Molson Coors, Campbell Soup, Procter & Gamble
- 30 years experience of marketing / advertising



He Shen
Interim CFO, Blue Impact (3)

- 3 years with Blue Impact
- Previously served as Co-Head of Strategic Transactions Group at Lloyds Banking Group
- Previously worked as an investment banker at Merrill Lynch, DLJ and Credit Suisse in New York and London for 10 years
- 23 years experience in corporate finance and investment banking

(1) Currently CEO and President of BlueFocus International. Expected Executive Chairwoman of Blue Impact. | (2) Currently CEO of Vision 7 and Executive Chairman of Cossette. Expected CEO of Blue Impact. | (3) Currently CFO of BlueFocus International. Expected Interim CFO of Blue Impact.

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6 I. Introduction II. Key Investment Highlights III. Executing the Growth Strategy IV. Financial Overview Appendix Today’s Agenda

Introduction

8 ▪ $300 Million special p urpose a cquisition c orporation – equity raised on November 21, 2017 ▪ The Legacy Team: Former Procter & Gamble executives with extensive operating experience ▪ Consumer Packaged Goods and Marketing focus ▪ Legacy’s Unique Perspective: x Experience with Procter & Gamble, one of the largest advertisers in the world x Significant experience with consumer insights, brand building, and innovation Legacy Acquisition Corp. at a Glance Overview

9 Legacy and Blue Impact : A Powerful, Digital Platform (1) eMarketer as of February 2019. ($ in Billions) Digital Marketing – Strong Industry Tailwinds Blue Impact – Goal of $1 Billion+ Revenue ▪ Solutions rooted in digital and mobile ▪ Disruptors of traditional brand promotion channels ▪ Need for enhanced delivery and client support by service providers Digital Ad Spend Traditional Ad Spend Total Ad Spend CAGR : 8% (1) (Digital Ad Spend CAGR: 20% ) (1) $317 $315 $315 $312 $186 $226 $275 $324 $503 $542 $590 $636 2016 2017 2018 2019E ▪ Global marketing services company ▪ Excellent fit with Legacy’s management team’s skills ▪ Meets Legacy’s investment criteria x Rapidly growing sector undergoing significant displacement ▪ Consumer and social insights are changing how individuals interact with brands x Enterprise value fits Legacy’s criteria

10 Blue Impact: A Digital - First, Integrated & Intelligent, Global Marketing Services Company Note: 2019 estimates are based on 2018 average foreign exchange rates . The audit for 2017 and 2018 is being completed and historical information is subject to change. See "Disclaimer – Financial Statements" on Slide 2 for more information . | (1) Based on 2016 – 2019E R evenue CAGR ; Reported Revenue equal to Net Revenue plus Non - Media Billable Expenses. 2016 figures are unaudited. | (2) Defined as Adjusted EBITDA / Net Revenue; Net Revenue is defined as Reported Revenue Net of Non - Media Billable Expenses. | (3) Based on 2018 Pro Forma Net R evenue. $77m 2019E Adjusted EBITDA 18% (1) 3 - year Revenue G rowth 21% 2019E Adjusted EBITDA Margin (2) 2,500 + Employees 63% (3) Digital Revenue $557m 2019E Revenue x Broad, award - winning digital capabilities under a synergistic multi - brand strategy x Client base of blue chip brands and digital disruptors x Primed for growth through organic expansion and opportunistic M&A x Tightly knit management team with track record of creating value Established global presence, strong financial performance and designed for scale Geographies in which Blue Impact has clients % of 2018 Pro Forma Net Revenue North America: 61.9% Europe / M.E.: 17.7% Asia Pacific: 20.4%

Why Legacy Chose Blue Impact

Key Investment Highlights

1. A Marketing Services Company of the Future: Digital-first, Integrated & Intelligent
2. Blue chip clients across multiple verticals and serving leading digital disruptors
3. Digital advertising is a large and rapidly growing market with a 20% 3-year CAGR (1)
4. Targeting double digit revenue growth and ~20% Adjusted EBITDA Margins (2)
5. Tightly knit management team with track record of creating value
6. Primed for growth – ability to scale with organic expansion and opportunistic M&A

Legacy Provides

7. Marketing and operational expertise, and a broad network of client relationships
8. Substantial capital available to supercharge Blue Impact's growth

Valuation

9. Attractive valuation upside relative to marketing services peer group

(1) Figures sourced from eMarketer (February 2019); Based on 2016 – 2019E CAGR.
(2) Based on 2019 and 2020 estimates; Adjusted EBITDA Margin defined as Adjusted EBITDA / Net Revenue.

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Transaction Overview

Overview of Key Terms

- Pro forma enterprise value of $587 million
  - Represents a 7.7x EV / 2019E Adjusted EBITDA multiple
  - Implies an attractive discount to public peers
- BlueFocus Intelligent Communications Group ("BFICG")
  - Rolling 100% of equity in Blue Impact
  - Will own 44.4%(1) of the pro forma Company immediately after closing
  - Can receive additional consideration up to $222 million based on 3-year average annual adjusted EBITDA growth rate for Blue Impact's Madhouse subsidiary; the maximum payment at an average growth rate ≥ 25.0% can possibly be paid in additional shares) (2)
- Blue Impact is expected to be well-capitalized with Legacy's contribution of up to $176 million of cash on balance sheet to fund organic growth, future acquisitions and subsidiaries' earn-outs
- Blue Impact is expected to have less than 1.0x pro forma leverage following the close of the transaction (4)

Sources and Uses ($MM)

Sources of Funds	
Legacy Cash in Trust	$306.0
New Legacy Shares - BFICG	300.0
Assumption of Blue Impact Net Debt	40.0
Total Sources	$646.0

Uses of Funds	
Rollover of BFICG Equity	$300.0
Cash to Balance Sheet	176.0
Purchase of Existing Minority Interest	90.0
Assumption of Blue Impact Net Debt	40.0
Estimated Fees & Expenses	40.0
Total Uses	$646.0

Illustrative Pro Forma Equity Ownership

Holders	Shares (MM)	%
Existing Legacy Shares (3)	37.5	55.6%
New Legacy Shares - BFICG (1)	30.0	44.4%
Total Shares Outstanding	67.5	100.0%

Pro Forma Valuation ($MM)

Pro Forma Shares Outstanding	67.5
Legacy Illustrative Price per Share	$10.00
Equity Value	**$675.0**
Plus: Blue Impact Net Debt	40.0
Plus: PV of Blue Impact Acquisition-related Liabilities	48.0
Less: Pro Forma Cash	(176.0)
Pro Forma Enterprise Value	**$587.0**
Implied Valuation	
Pro Forma EV / 2019E Adjusted EBITDA ($76.5 million)	7.7x

Note: $ in Millions except per share amounts; 2019 estimates are based on 2018 average foreign exchange rates. | (1) Data assumes no redemptions by Legacy's public shareholders or potential post-closing adjustments. | (2) Additional detail on terms and conditions for the additional consideration is included in the appendix. | (3) Includes 7.5 million Class F Shares; does not include outstanding warrants. | (4) Defined as (Pro Forma Total Debt / Adjusted EBITDA).

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12

Peer Benchmarking Comparison

		EV/2019E Adj. EBITDA	EV/2020E Adj. EBITDA	2019E-2020E Revenue Growth (3)	2019E-2020E Adj. EBITDA Growth	2020E Adj. EBITDA Margin (4)	Dividend Yield
Specialty Marketing Services	S4 Capital	16.8x	12.3x	25.1%	36.7%	17.7%	N/A
	Perficient	14.4x	13.0x	6.9%	10.4%	16.8%	N/A
	ICF	14.4x	13.2x	5.8%	9.1%	9.7%	0.7%
	Huntsworth	10.7x	9.5x	7.1%	11.8%	19.2%	2.6%
	Next15	10.0x	9.3x	6.5%	6.9%	20.3%	1.4%
	Cheil	9.1x	8.5x	1.4%	7.6%	22.1%	3.1%
	M&C Saatchi	5.3x	4.9x	4.0%	8.9%	15.3%	5.4%
Average		**11.5x**	**10.1x**	**8.1%**	**13.1%**	**17.3%**	**1.9%**
Traditional Agency HoldCos Average (1)		**8.2x**	**7.7x**	**2.9%**	**5.5%**	**18.2%**	**4.3%**
Overall Average		**10.0x**	**9.0x**	**6.3%**	**10.2%**	**17.3%**	**2.7%**
Blue impact (2)		7.7x	7.0x	7.0%	9.6%	21.5%	N/A

Source: Company filings for Specialty Marketing Services and Traditional Agency HoldCos peer groups, Capital IQ and Wall Street consensus research. | Note: Market data as of 8/21/19; Multiples greater than 50x or less than 0x are listed as "N/M." | (1) Traditional Agency HoldCos peer group consists of Dentsu, IPG, Omnicom, Publicis and WPP. | (2) Blue Impact EV / Adjusted EBITDA multiples based on implied enterprise value of $587.0 million, 2019E Adjusted EBITDA of $76.5 million and 2020E Adjusted EBITDA of $83.8 million (organic only); Estimates are based on 2018 average foreign exchange rates. | (3) Based on Net Revenue equivalent for peer group. | (4) Defined as Adjusted EBITDA / Net Revenue.

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Backed by an Established Industry Leader

BFICG at a Glance

BlueFocus Intelligent Communications Group ("BFICG") is the largest marketing and communication services group in China by both revenue and market capitalization

- Founded in 1996 and headquartered in Beijing, BFICG employs 5,400+ team members and generated $3.5 billion[(1)] of revenue in 2018
- Today, BFICG serves 3,000+ clients globally that range from blue-chip brand names to emerging disruptive companies
- Founded as a PR agency, BFICG has expanded its offerings through both organic growth and acquisitions, delivering a comprehensive suite of solutions across the marketing services landscape
- In its endeavor to become a global industry leader, BFICG has made several high-profile acquisitions, which are highlighted below

BFICG Highlighted Acquisitions

VISION7	we are social	fuseproject	METTA	MADhouse 亿动广告传媒
International marketing communications network headquartered in Canada	**Global social media specialist headquartered in the U.K.**	**Brand and product design agency headquartered in the U.S.**	**Full service marketing agency headquartered in Hong Kong, China**	**Mobile performance marketing platform headquartered in China**

(1) Gross revenue as reported under PRC GAAP.

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14

15 Blue Impact will own and operate BFICG’s international subsidiaries and Madhouse BFICG will be the largest shareholder and be keenly focused on significant Blue Impact value creation x BFICG is rolling 100% of its equity in Blue Impact into the transaction x Legacy will provide access to growth capital and a public currency to support the growth of Blue Impact BFICG and Blue Impact will mutually benefit from shared technology, client relationships, media networks, and other resources BFICG is committed to the " Go Global" and "Go Digital“ growth strategy x Blue Impact will become BFICG's new platform to further expand in core international markets and key marketing service disciplines x The transaction is expected to position Blue Impact as the cross - selling service provider for BFICG's clients globally Legacy and Blue Impact: A Highly Synergistic and Valuable Collaboration

Key Investment Highlights

17 Tightly knit management team with track record of creating value Digital advertising is a large and rapidly growing market with a 20% 3 - year CAGR (1) 3 Targeting double digit revenue growth and ~20% Adjusted EBITDA Margins (2) 4 Primed for growth – ability to scale with organic expansion and opportunistic M&A 5 Blue chip clients across multiple verticals and serving leading digital disruptors 2 A Marketing Services Company of the Future: Digital - first, Integrated & Intelligent 1 Blue Impact Investment Highlights 6 (1) Figures sourced from eMarketer (February 2019 ); Based on 2016 – 2019E CAGR. (2) Based on 2019 and 2020 estimates; Adjusted EBITDA Margin defined as Adjusted EBITDA / Net Revenue.

18 A Marketing Services Company of the Future: Digital - first, Integrated & Intelligent 1 Google Cloud NCAA Campaign IKEA Mobile Ad Michael B. Jordan for McDonald’s Narcos campaign for Netflix Owned media Shared media Earned media • Deliver marketing & brand campaigns • Strategy, creative & production services • Brand, content, product & user design • Socially - led strategy & creative • Design, content & production services • Social insights & analytics • Deliver communication advice & campaigns • Experiential, influencer & media relations • Brand, Corporate, Healthcare & Tech PR Paid media • Media consulting planning & buying services • Digital , search, social & programmatic media • Channel optimization, performance & ROI

19 A Marketing Services Company of the Future: Digital - first, Integrated & Intelligent 1 x Built for traditional clients x Complex structure with dozens of overlapping businesses x Slow organic growth x Rooted in digital, mobile, social & CRM x Focused on talent, collaboration & synergy through an integrated service model x Strong organic revenue & profit growth x Minimal collaboration & synergy between siloed businesses x Rooted in traditional media & agencies x Built for blue chip clients & digital disruptors x Simple & nimble structure x Model that relies on outputs & professional fees x Model pivoting towards transparent, client - focused outcomes Traditional Advertising Holding Co . (1) (1) Representative Traditional Agency Holding Cos. consist of Dentsu, IPG, Omnicom , Publicis and WPP.

20 Blue Chip Clients Across Multiple Verticals and Serving Leading Digital Disruptors 2 Selected Blue Chip Brands Selected Digital Disruptors % of 2018 Net Revenue: 44% (1) % of 2018 Net Revenue : 37% (1) Source: Company financials. | Note: The audit for 2017 and 2018 is in the process of being completed and historical information is subject to change. See "Disclaimers - - Financial Statements" on Slide 2 for more information. | (1) Calculation based on top 150 Blue Impact clients across all agencies.

21 Digital Advertising I s a Large and Rapidly Growing Market with a 20% 3 - year CAGR (1) 3 North America Ad Spend (2) EMEA Ad Spend Asia Ad Spend $ 136 bn 21.4% Growth (1) Digital Ad Spend $ 2 52 bn 7.3% Growth (1) Total Ad Spend $ 66 bn 14.9% Growth (1) Digital Ad Spend $ 122 bn 22.5% Growth (1) Digital Ad Spend $ 146 bn 4.5% Growth (1) Total Ad Spend $ 239 bn 11.5% Growth (1) Total Ad Spend Source: eMarketer (February 2019). | Note : 2019E figures unless otherwise noted. | (1) Represents a 3 - Year CAGR from 2016 - 2019E. | (2) Includes only U.S. and Canada. Blue Impact Office Location With 63% of net revenue currently derived from digital, Blue Impact is uniquely positioned to capture the surge in digital ad spend

22 Targeting Double Digit Revenue Growth and ~20% Adjusted EBITDA Margins 4 Source: Company - provided financials, management projections and company filings. | Note : 2019 estimates are based on 2018 average foreign exchange rates. The audit for 2017 and 2018 is in the process of being completed and historical information is subject to change. See "Disclaimers - - Financial Statements" on Slide 2 for more information . | (1) 2016 - 2018 Adjusted EBITDA amounts are adjusted to include $5.0MM of annual public company costs for illustrative comparability to 2019E estimates . | (2) Defined as Adjusted EBITDA / Net Revenue. ($ in Millions) 2016 - 2019E Revenue CAGR: 17.7% Historical and Projected Revenue Historical and Projected Adjusted EBITDA (1) ($ in Millions) Adjusted EBITDA Margin % (2) 2016 - 2019E Adj. EBITDA CAGR: 28.6% Billable Expenses Net Revenue Revenue $234 $250 $306 $364 $108 $122 $143 $193 $342 $372 $449 $557 2016 2017 2018 2019E $36 $38 $63 $77 15.4% 15.0% 20.5% 21.0% 2016 2017 2018 2019E

Tightly Knit Management Team with Track Record of Creating Value

Blue Impact will be led by a highly experienced management team with a deep bench of category experts [(1)]

	Name	Primary Responsibility	Selected Prior Experience
	**Brett Marchand** *CEO*	Global operations & directing the growth plan	▪ 14 years with Blue Impact and predecessors including as CEO of BFICG's largest acquisition outside China; currently CEO of Vision 7 and Executive Chairman of Cossette ▪ 30 years experience of marketing / advertising
	**He Shen** *Interim CFO*	Strategic transactions including M&A and capital market financings	▪ 3 years with Blue Impact; currently CFO of BlueFocus International ▪ 23 years experience in corporate finance and investment banking
	**Holly Zheng** *Executive Chairwoman*	BFICG board member; oversees international business development	▪ 5 years with Blue Impact and predecessors as well as service on the Board of Directors for BlueFocus Intelligent Communications Group (BFICG); currently CEO and President of BlueFocus International ▪ 18 years experience of marketing and sales experience
	**Yves Behar**	Owned Media, US & Europe	▪ Founder and CEO of Fuseproject ▪ 19 years with Blue Impact and predecessors ▪ Led brand and product design for many successful disruptors in Silicon Valley
	**Nick Cowling**	Earned Media, Global	▪ President of Citizen Relations, Global ▪ 9 years with Blue Impact and predecessors ▪ Led the design of Citizen's new agency model that helped the company grow to the 4th largest communications firm in the country
	**Mélanie Dunn**	Owned Media, Canada	▪ President and CEO of Cossette ▪ 17 years with Blue Impact and predecessors ▪ Led integration of owned media / creative service model in Canada
	**Joseph Leon**	Paid Media, North America & EMEA	▪ President and CEO of Vision7 Media ▪ 6 years with Blue Impact and predecessors ▪ Led digital strategy expansion and move to performance media
	**Nathan McDonald**	Shared Media, Global	▪ Co-Founder and CEO of We Are Social ▪ 11 years with Blue Impact and predecessors ▪ Led international expansion of We Are Social into 10 markets
	**Charlie Ruan**	Paid Media, Asia	▪ President of Madhouse ▪ 12 years with Blue Impact and predecessors ▪ Led Madhouse's expansion to serve both brand advertisers as well as app developers in global markets

(1) This slide reflects the expected management team upon the consummation of the Transaction.

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24 Primed for Growth – Ability to Scale With Organic Expansion and Opportunistic M&A 6 ▪ Grow disruptor clients with Blue Impact’s unique platform Accelerate Growth with Global Digital Disruptors A ▪ Expansion of “MaaS” offerings to drive margin accretion ▪ Blue Impact is well - positioned to grow its presence in Marketing as a Service Pursue Profitable Growth Through Marketing as a Service (“MaaS”) B ▪ Grow scale through geographic expansion of capabilities and M&A in critical, underpenetrated markets ▪ Employ a disciplined approach in assessing potential strategic acquisitions Expand Capabilities Geographically C ▪ Drive increased efficiency and margin expansion through the scalable integrated service model Replicate the Proven Integrated Service Model D ▪ Blue Impact is well - positioned to benefit as BFICG’s clients expand internationally ▪ Leverage Legacy’s network to grow Blue Impact’s blue chip client base Leverage Key Strategic Relationships E

Executing the Growth Strategy

Accelerate Growth with Global Digital Disruptors

Grow disruptor clients with Blue Impact's unique platform

Digital Disruptors Growing Aggressively

($ in Billions)



2019E Revenue
2019E Growth
$279
20%
$162
18%
$70
26%
$20
28%
$14
24%
$8
25%
$4
17%
$4
62%
$2
43%
amazon
Google
NETFLIX
Uber
lyft
Square
(1)

Strategy to Accelerate Growth

- Business Development team focused exclusively on Digital Disruptors and the VC's who are funding them
- M&A focused on businesses with strong Disruptor client list
- Acquired a dedicated media and events company to be used to drive awareness of Blue Impact with digital disruptive clients

Blue Impact Is Uniquely Positioned for Disruptors

- 63% of Net Revenue in digital, with capabilities focused on mobile, social, CRM and performance Media
- Strong capabilities, disruptor client credentials and history in San Francisco / Silicon Valley
- Investments in technology, AI, and data are particularly attractive to these clients
- Demonstrated track record for success: Digital Disruptors already account for a significant portion of Blue Impact Net Revenue and present incremental upside:

2018 Net Revenue by Client Type (2)



Mobile / Tech / Disruptor 37.4%
Blue Chip / International 44.2%
Other / Regional Brands 18.4%

Source: Company financial statements, Capital IQ and eMarketer (February 2019). | Note: 2019 estimates are based on consensus estimates from Wall Street equity research as of 8/21/19. The audit for 2017 and 2018 is in the process of being completed and historical information is subject to change. See "Disclaimers--Financial Statements" on Slide 2 for more information. | (1) Adjusted Revenue, which excludes transaction-based costs, bitcoin costs and Starbucks activity. | (2) Calculation based on top 150 Blue Impact clients across all agencies.

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Pursue Profitable Growth Through Marketing as a Service ("MaaS")

Expansion of "MaaS" offering to drive margin accretion

MaaS Compared to Current Model

Current Model *Paid for Work Performed*	MaaS Model *Paid for Outcome Delivered*
Client funds production and media costs	Blue Impact funds production & media
Use 3rd party data to optimize targeting	Use 1st party data to optimize targeting
Client decides on what content to use	Leverage AI capabilities to optimize content
Use digital channels to reach target	Use digital & proprietary channels to reach target
Charge client hourly fees for service	Charge client for outcome
Margin of ~20%	Significant revenue margin accretion of up to 4x at scale (2)

Strong Value Opportunity

Illustrative Scenario – $100mm Incremental Revenue

	Current Revenue Mix: (1)	Illustrative Revenue Mix: 100% Performance Marketing (2)
Revenue $	$100mm	$100mm
EBITDA	$21mm	$48mm
Margin % (3)	*21%*	*48%*

Source: Company management, financial statements, and Wall Street research. | Note: 2019 estimates are based on 2018 average foreign exchange rates. The audit for 2017 and 2018 is in the process of being completed and the historical information is subject to change. See "Disclaimer--Financial Statements" on Slide 2 for more information. | (1) Based on 2019E Blue Impact projections. | (2) Based on EBITDA margins for performance marketing peers. | (3) Margin is defined as Adjusted EBITDA / Net Revenue.

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C Expand Capabilities Geographically

Grow scale through geographic expansion of capabilities and M&A in critical, underpenetrated markets

	North America		EMEA		Asia	
Capabilities	Canada	U.S.	Europe	Middle East	China	Rest of APAC
Owned	▪ #1 Brand & Market Leader in Canada ▪ Cossette & Camps ▪ Significant synergy	▪ Eleven ▪ Fuseproject ▪ Key market for serving global clients	▪ Select capabilities through We Are Social	▪ Select capabilities through We Are Social	▪ Metta ▪ Partnership with BFICG	▪ Select capabilities through We Are Social
Shared	▪ Serviced through Cossette & Camps ▪ Expected launch of We Are Social in '19	▪ We Are Social NY ▪ Expected Expansion of We Are Social to California	▪ #1 social platform in U.K., Germany, France, Italy ▪ Launched Spain in '18	▪ Recent acquisition of Dubai-based Socialize, largest independent agency in Middle East	▪ We Are Social Shanghai, Beijing and Hong Kong ▪ Partnership with BFICG	▪ We Are Social in Singapore and Australia ▪ Launched We Are Social Japan in '19
Paid	▪ #1 Independent Player in Canada ▪ Significant synergy	▪ Horizon Media Partnership ▪ Currently subscale but key for serving global clients	▪ Select capabilities through Local Planet partnership ▪ Paid social via We Are Social	▪ Select capabilities through Local Planet partnership ▪ Paid social via We Are Social	▪ Madhouse ▪ Partnership with BFICG	▪ Select capabilities through BFICG and Local Planet ▪ Paid social via We Are Social
Earned	▪ One of the leading providers in Canada ▪ Significant synergy	▪ PR platform with Citizen Relations ▪ Experiential and influencer marketing with The Narrative Group	▪ PR capability via Citizen UK & partner network ▪ Influencer capability via We Are Social	▪ PR capabilities through Citizen partnerships ▪ Influencer capability via Socialize	▪ Strong partnership through BFICG (Blue Digital) ▪ Influencer capability via We Are Social	▪ PR capabilities through Citizen partnerships ▪ Influencer capability via We Are Social

Market Leadership
- Proven, value-add capabilities
- Realizing synergies from scale
- No immediate M&A needs

Poised for Scale
- Established capabilities
- Significant opportunity to scale through organic expansion and opportunistic M&A

M&A Required
- Emerging capabilities
- Growth through M&A is required to achieve scale

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Expand Capabilities Geographically (Continued)

Employ a disciplined approach in assessing potential strategic acquisitions

Acquisition Criteria

- ✓ Proven track-record of growth and strong margins
- ✓ Extensive capabilities in digital, mobile, data, tech and/or CRM
- ✓ Strong blue chip AND disruptive client list
- ✓ Complementary capabilities in North America, AMEA or Asia
- ✓ Strong and experienced management team
- ✓ Synergy through buy-in to integrated service model
- ✓ Potential to help us deploy our MaaS-focused strategy
- ✓ Accretive financial profile

Blue Impact M&A Activity – Last 24 Months (1)

21 LOIs Submitted → *3* Targets Acquired

Blue Impact M&A Activity – Current (1)

12 Targets Under Review → Active pipeline representing over $250 million in revenue

Note: Completion of acquisitions will be dependent on, among other things, due diligence results. | (1) Reflects the activities of BlueFocus International and its subsidiaries for periods prior to the business combination.

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D Replicate the Proven Integrated Service Model

Drive increased efficiency and margin expansion through the scalable integrated service model

1 Combine all capabilities into four service segments (Owned, Shared, Paid, Earned) with shared leadership and single P&L

The Result:
- ✓ Simplifies go-to-market capabilities, provides scale and promotes collaboration

2 Locate employees in collaborative campuses in each major market

The Result:
- ✓ Cross-selling opportunities
- ✓ Better employee experience
- ✓ Reduced real estate and operations costs

3 Create Managed Services Center (MSC) to manage back office services

The Result:
- ✓ Creates operating leverage, driving better service and lower cost

4 Launch high growth revenue and high margin businesses which require scale (ex: production, data science, digital and tech consulting)

The Result:
- ✓ Incremental revenue growth and margin through vertical integration

5 Measure everyone on the same "Scorecard" to promote long-term success

The Result:
- ✓ Drives increased employee engagement, client satisfaction, product quality, growth and profitability

Toronto Campus 5-Year Change Example

	2013 - 2018 % Change
Net Revenue	108%
Personnel Costs	96%
Indirect Costs	15%

Adj. EBITDA Margin % [(1)]

2013	2018
24%	31%

2013 – 2018 Adj. EBITDA Margin Expansion:
700 bps

Current Campus Locations


London


Montreal


Toronto


Beijing

Expected Future Campus Locations


LA


New York


San Francisco


Shanghai

Source: Company-provided financials and company filings. | (1) Defined as Adjusted EBITDA / Net Revenue.

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Leverage Key Strategic Relationships

Blue Impact is well-positioned to benefit as BFICG's clients expand internationally

China Continues to Grow Aggressively

Key Players are Growing...



2018 – 2021E Revenue CAGR%
10%
32%
22%
Baidu 百度
Alibaba.com
Tencent 腾讯

...Driving a Surge in Digital Ad Spend in China [1]



($ in Billions)
2018 - 2021E CAGR: 19%
$65
$109
2018
2021E

BFICG is the Leading Provider to Clients in China

Global Holding Groups/ Networks Ranking [2]

Rank	Agency	HQ
1	WPP	UK
2	Omnicom PR Group	US
3	Interpublic Group	US
4	DJE Holdings	US
5	PROI Worldwide	UK
6	Publicis Group	France
7	BlueFocus	China
8	Huntsworth Group	UK
9	Next 15	UK
10	IPREX	US

Significant Scale Relative to Peers



($ in Billions)
2018 Revenue
BlueFocus
$3.5
科达集团
$2.1
LEO
$1.8
CIMC
$1.8
hylink
$1.6

Blue Impact Already has a Significant Platform with Chinese Clients to Build on

BlueFocus Clients in China → **$2.0 Billion Spend** → Google, Facebook

- BFICG's Chinese clients currently purchase $2.0 billion of media on Google and Facebook
- Blue Impact is uniquely positioned to sell add-on services to BFICG and other Chinese clients with its Owned, Paid, Earned and Shared platforms and strong footprint in North America and Europe

Blue Impact's Recognition

- **Google's 2018 "Agency of the Year"** (one of only two winners globally alongside WPP)
- **Facebook's 2018 "Agency of the Year"** in China

Source: Capital IQ as of 8/21/19 and eMarketer (February 2019). | (1) Represents ad spend by companies headquartered in China. | (2) Per the 2019 Holmes Report.

Blue impact
31

E Leverage Key Strategic Relationships (Continued)

Leverage Legacy's network to grow Blue Impact's blue chip client base

- ✓ Highly complementary expertise in managing leading brands in the U.S. and globally
- ✓ 10 current/former CEOs and CFOs and over 30 current/former board positions at public companies

Management


Edwin Rigaud
Chairman and CEO
Director
P&G, Procter&Gamble, Pringles, Reds


Darryl McCall (1)
President and COO, Director
P&G, Procter&Gamble, COTY, Tide, cheer, Gain, Ariel


William C. Finn
CFO
GE Capital, National City, Fifth Third Bank

Independent Directors


Steven Davis
Director
Member, Advisory Council
Bob Evans, Walgreens, Pizza Hut, A&W, Long John Silver's, Albertsons


Richard White (1)
Director
Oppenheimer, G-III, CIBC World Markets


Andrew Code
Director
Member, Advisory Council
POOLCORP, citi, PROMUS Equity Partners, chs capital


Sengal Selassie
Director
Cowen, SG Capital Partners, Morgan Stanley, Goldman Sachs, Brightwood

Advisory Council


Lloyd Ward
Co-Chairman, Advisory Council
Maytag, FritoLay, P&G, Procter&Gamble, pepsi


Gary McCullough
Co-Chairman, Advisory Council
Sherwin-Williams, P&G, TransDigm, Career Education


Jim Stengel
Member, Advisory Council
motorola, Aol., P&G


Kenneth Robinson
Member, Advisory Council
P&G, Procter&Gamble


Ronald Tysoe
Member, Advisory Council
macy's, Cintas, JCPenney, Perella Weinberg Partners


Manuel Perez de la Mesa
Member, Advisory Council
POOLCORP, Del Monte, watsco, IBM


Kimberly Blackwell
Member, Advisory Council
pmm Agency


Christopher Shackelton
Member, Advisory Council
Coliseum Capital, PSC, Universal Technical Institute, LHC Group, bioscrip, Morgan Stanley


Jules Kaufman
Member, Advisory Council
Colgate-Palmolive, COTY


Geoffrey Marshall
Member, Advisory Council
P&G, Procter&Gamble

(1) Expected director of Blue Impact.

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32

Financial Overview

34 Blue Impact Net Revenue Summary Annual ($ in Millions) Quarterly ($ in Millions) Source: Company - provided financials and management projections. | Note : 2019 estimates are based on 2018 average foreign exchange rates. The audit for 2017 and 2018 is in the process of being completed and the historical information is subject to change. See "Disclaimer – Financial Statements" on Slide 2 for more information . | (1) 2019E growth based on Pro Forma A djusted Net Revenue of $332.2 million. | (2) Quarterly YoY growth based on Pro Forma Adjusted Net Revenue. Organic Net Revenue Incremental Net Revenue from Acquisitions Pro Forma Adjustment (1) Reported Growth: 6.9% 22.4% 19.1% Organic Growth: 6.2% 15.0% 9.7% YoY Adj. Growth: (2) 5.0% 3.4% $248.3 $285.6 $288.3 $1.7 $20.2 $40.6 $233.8 $250.0 $305.8 $328.9 $364.3 2016 2017 2018 LTM 6/30/19 2019E $9.0 $7.5 $7.0 $2.5 $78.2 $78.4 $84.6 $90.7 $82.1 $81.1 $69.3 $70.9 $77.5 $88.2 $82.1 $81.1 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 2016 – 2019E CAGR : 15.9%

Blue Impact Adjusted EBITDA Summary

Annual

($ in Millions)



Organic Adjusted EBITDA (1)
Incremental Adj. EBITDA from Acquisitions
Pro Forma Adjustment
Adjusted EBITDA Margin (2)
2016 – 2019E
CAGR: 28.6%
$36.0
15.4%
$37.6
$0.2
$37.4
15.0%
$62.7
$5.6
$57.0
20.5%
$74.1
$10.4
$63.7
22.5%
$76.5
21.0%
2016
2017
2018
LTM 6/30/19
2019E

Quarterly

($ in Millions)



$14.7
$2.8
$11.9
17.1%
$14.2
$1.2
$13.0
18.3%
$20.2
$1.2
$19.0
24.5%
$21.9
$0.4
$21.5
24.4%
$18.6
22.7%
$18.1
22.3%
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019

	2016	2017	2018	LTM 6/30/19	2019E		Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Reported Growth:		*4.5%*	*66.6%*		*22.1%*							
Organic Growth:		*3.8%*	*52.6%*		*12.1%*[3]	*YoY Adj. Growth:*[4]					*26.9%*	*27.2%*

Source: Company-provided financials and management projections. | Note: 2019 estimates are based on 2018 average foreign exchange rates. The audit for 2017 and 2018 is in the process of being completed and the historical information is subject to change. See "Disclaimer–Financial Statements" on Slide 2 for more information. | (1) 2016-2018 Adjusted EBITDA amounts are adjusted to include $5.0MM incurrence of public company costs for illustrative comparability to 2019E estimates. Please refer to the Appendix – "Non-GAAP Financial Measures" for a reconciliation to the most comparable GAAP measure. | (2) Defined as Adjusted EBITDA / Net Revenue. | (3) 2019E growth based on Pro Forma Adjusted EBITDA of $68.3 million. | (4) Quarterly YoY growth based on Pro Forma Adjusted EBITDA.

Blue impact

35

Blue Impact Supplemental Financial Data

Free Cash Flow [1]

($ in Millions)

- 2016 & 2017 reflect non-recurring working capital deployment for Madhouse business growth
- 2018 and 2019E are representative of normalized net working capital levels



$18.3
$11.3
$58.5
$54.4 (2)
2016
2017
2018
2019E

Net Working Capital Summary

	2016	2017	2018
Net Working Capital [3]	($10.9)	*($0.4)*	*($23.9)*
Change in Net Working Capital		*$10.5*	*($23.5)*

Estimated Incremental EBITDA through Acquisitions [4]

($ in Millions)

Analysis at Various Prices [5]

Purchase Price (TEV)		**$50.0**	
Purchase Multiple [6]	6.0x	7.0x	8.0x
Acquired EBITDA	**$8.3**	**$7.1**	**$6.3**
Purchase Price (TEV)		**$100.0**	
Purchase Multiple [6]	6.0x	7.0x	8.0x
Acquired EBITDA	**$16.7**	**$14.3**	**$12.5**
Purchase Price (TEV)		**$200.0**	
Purchase Multiple [6]	6.0x	7.0x	8.0x
Acquired EBITDA	**$33.3**	**$28.6**	**$25.0**

Source: Company-provided financials and management projections. | Note: 2019 Free Cash Flow estimates are based on 2019E income statement and balance sheet estimates. The audit for 2017 and 2018 is in the process of being completed and the historical information is subject to change. See "Disclaimer–Financial Statements" on Slide 2 for more information. | (1) Free cash flow defined as (Cash Flow from Operations – CapEx). | (2) 2019E Free Cash Flow calculation assumes no change in Net Working Capital during 2019. | (3) Defined as (Non-cash Current Assets – Non-debt Current Liabilities). | (4) The information presented consists of estimates of the unadjusted EBITDA that could result from hypothetical acquisitions by the Company. Actual results could differ materially and adversely from the information presented and there are no assurances that any acquisitions may be completed at the prices or multiples reflected, if at all. | (5) Assumes Purchase Price is calculated as a multiple of unadjusted EBITDA of the hypothetical target and no fees and expenses are incurred in conjunction with the transaction for illustrative purposes only. Please refer to the Appendix – "Non-GAAP Financial Measures" for more information about Acquired EBITDA. | (6) Defined as TEV / Purchase Multiple.

Blue impact

36

37 The Legacy SPAC Solution: Create s hareholder v alue with a digital - first, global advertising and marketing services company Our Goal: $1.0 Billion + i n Revenue

Appendix

Legacy Has the Liquidity of a Publically Held Enterprise as well as Brand Building, Strategic and Operational Support

Company Overview

- Legacy Acquisition Corp (NYSE: LGC) is a $300 Million SPAC
- Highly complementary expertise in consumer-facing brands
- Founders from leading CPG & partners from major PE firms
- Collectively, the founders' experiences include:
  - 10 current/former CEOs and CFOs
  - 30 current/former board positions at public companies
  - The completion of ~$3 billion in private investments
- Provides capital to fund growth and supercharge operations
- Rick White and Darryl McCall will support management as board members

LGC is a public company that combines the financial flexibility and strength of a "strategic buyer" with the value creation capabilities and forward looking strategies of an innovative disruptor

Key Management



Edwin Rigaud

Legacy Chairman & CEO, Principal

ENOVA PARTNERS, P&G, Pringles, Secret



Darryl McCall (1)

Legacy President & COO, Principal

COTY, Gillette, OLAY, P&G



William Finn

Legacy CFO

Fifth Third Bank, GE Capital, National City

Directors



Steven Davis

Legacy Director

Albertsons, A&W, Pizza Hut, Walgreens



Richard White (1)

Legacy Director

OPPENHEIMER, CIBC World Markets



Andrew Code

Legacy Director

chs capital, citi, POOLCORP



Sengal Selassie

Legacy Director

COWEN GROUP, Goldman Sachs, Morgan Stanley

(1) Expected director of Blue Impact.

Blue impact

39

Legacy Acquisition Corp. – Extended Team

Legacy Advisory Council



Lloyd Ward
Co-Chairman
Advisory Council

- More than 35 years of management and operating experience in consumer products
- Maytag Corp. – Former Chairman and CEO
- Procter & Gamble (17 years) – Former General Manager
- U.S. Olympic Committee – Former CEO and Secretary General
- Former Board Member at General Motors and JPMorgan Chase & Co.



Gary McCullough
Co-Chairman
Advisory Council

- More than 30 years of business experience in consumer products
- TransDigm Group, Inc. – Current Board Member
- Career Education Corp. – Former President, CEO and Board Member
- Procter & Gamble (13 years) – Former General Manager
- The Sherwin-Williams Company – Former Board Member



Ronald Tysoe
Member
Advisory Council

- More than 30 years corporate finance and management experience in consumer-retail
- Macy's Inc.– Vice Chairman of Finance and Real Estate
- Perella Weinberg Partners – Former Senior Adviser
- Current Board Member at J.C.Penney Company Inc., Cintas Corporation, and Scripps Networks Interactive



Kimberly Blackwell
Member
Advisory Council

- Seasoned business executive with over 25 years of marketing and advertising experience
- PMM Agency – Founder and Chief Executive Officer
- Serves as a key consultant to C-Suite executives at Fortune 1000 companies and government agencies
- National Women's Business Council – one of eight female CEOs



Geoffrey Marshall
Member
Advisory Council

- More than 40 years corporate finance, operations, and supply chain management experience
- Procter & Gamble (30 years) – Former Global Supply Chain Finance Director and Director of Global Business Development
- Implemented one of the largest post-acquisition integrations in the company's history

Blue impact
40

Legacy Acquisition Corp. – Extended Team (Continued)

Legacy Advisory Council



Kenneth Robinson
Member
Advisory Council

- More than 35 years of management and operating experience in consumer products
- Procter & Gamble (21 years) – Former Chief Audit Executive and Vice President of Finance for the Global Personal Beauty Care and Global Internal Audit segments
- Current Board Member at Morgan Stanley Private Bank, National Association



Manuel Perez de la Mesa
Member
Advisory Council

- More than 40 years of management, financial, and operating experience
- Pool Corporation – Current CEO and President (16 years) and former COO
- Watsco, Inc. – VP of Distribution Operations
- Fresh Del Monte Produce, B.V and IBM Corp. – Various general, financial, and management positions



Christopher Shackelton
Member
Advisory Council

- Coliseum Capital Management – Co-founder and Managing Partner
- Providence Service Corporation – Chairman of the Board and former CEO
- Current Board Member of Bioscrip, Inc. and Universal Technical Institute, Inc.
- Former Board Member of LHC Group, Inc. and Advanced Emissions Solutions, Inc.



Jules Kaufman
Member
Advisory Council

- Experienced General Counsel and Executive with significant experience serving as a strategic and legal advisor to boards of directors and management teams in the consumer sector
- Coty Inc. – General Counsel and Secretary
- Colgate-Palmolive – Former VP, General Counsel for the Europe / South Pacific division



Jim Stengel
Member
Advisory Council

- More than 20 years of marketing experience in consumer products
- The Jim Stengel Group – President and CEO
- Procter & Gamble (11 years) – Former Global Marketing Officer
- Author of two books
- Former Board Member for AOL, Motorola and MarketShare
- Adjunct Professor at Kellogg | Northwestern

Blue impact
41

42 ▪ The Company provides the non - GAAP measurement of Pro Forma Adjusted Revenue, Pro Forma Adjusted EBITDA, Acquired EBITDA, Unadjusted EBITDA and Adjusted EBITDA. The Company has included these non - GAAP measurements because they are a key measure used by the Company’s management and board of directors to understand and evaluate its core operating performance and trends. ▪ The Company’s Pro Forma Adjusted Revenue and Pro Forma Adjusted EBITDA reflect the adjustments shown on slides 34 and 35, respectively. Unadjusted EBITDA and Adjusted EBITDA consists of income (loss), adjusted for the items included in the accompanying reconciliation. The exclusion of certain income and expense items and accounting adjustments in calculating Unadjusted EBITDA and Adjusted EBITDA can provide a useful measure for comparison of our core business before and after the potential business combination with Legacy. The Company’s Pro Forma Adjusted Revenue, Pro Forma Adjusted EBITDA, Unadjusted EBITDA and Adjusted EBITDA are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non - GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Unadjusted EBITDA and Adjusted EBITDA are reconciled from the respective measures under GAAP in the attached table “Reconciliation of Non - GAAP Financial Measures .” ▪ The Company's Acquired EBITDA is an estimate of the Unadjusted EBITDA that could result from potential acquisitions by the Company and is calculated assuming that the purchase price for a potential acquisition is calculated as a multiple of unadjusted EBITDA of the hypothetical target and there are no fees and expenses incurred by the Company in the acquisition. Actual results could differ materially and adversely from the information presented and there are no assurances that any acquisition s may be completed at the prices or multiples reflected, if at all. ▪ In addition, these Non - GAAP measures exclude certain non - recurring and other charges. The exclusion of these items should not be construed as an inference that our future results will be unaffected by unusual or non - recurring items. Non - GAAP Financial Measures

43 Reconciliation of Non - GAAP Financial Measures Adjusted EBITDA Historical Summary Source: Company filings and management adjustments. | Note : The audit for 2017 and 2018 is in the process of being completed and the historical information is subject to change. See "Disclaimer -- Financial Statements" on Slide 2 for more information. ($ in 000s) 2016 2017 2018 EBT as reported $26,297 $27,390 $46,987 Interest expenses 3,690 2,807 5,191 Non-operating income / other non-cash items 199 (245) 417 DE & IA 12,214 11,880 12,741 Unadjusted EBITDA $42,400 $41,832 $65,336 Non-recurring items: Vision 7 International Acquisiton costs 199 340 1,921 Total V7 add-backs 199 340 1,921 WAS Expenses related to Socialize acquisition 0 225 419 FX Impact of Brexit (1,634) 0 0 P&L Impact of SCRM Investment (Discontinued Operations) 28 215 0 Total WAS add-backs (1,606) 440 419 Other Considerations: Public Company Cost (5,000) (5,000) (5,000) Total Adjustments (6,407) (4,219) (2,660) Adjusted EBITDA $35,992 $37,613 $62,676

44 Transaction Earn - Out Terms and Conditions Earn - Out Summary Detail

▪ Additional incentive - based Earn - out consideration potentially payable tied to profitability of Blue Impact’s subsidiary, Madhouse ▪ The Earn - out Payment will be determined based on the average annual growth rate of Madhouse’s Adjusted EBITDA during the 3 - year performance period (2020, 2021 and 2022) starting with 2019 Madhouse Adjusted EBITDA ▪ A schedule of possible Earn - out Payments is captured in the table below: (1) ▪ The total Earn - out Payment is capped at $222.0 million and is payable in 2023 following completion of the Fiscal 2022 audit ▪ The total Earn - out Payment is payable at purchaser’s option in cash, stock or a combination thereof if share price > $10 share ; if not, dependent upon the Company’s available cash, the Earn - out Payment is payable in cash or subordinated notes Source: Company filings. | (1) Table does not illustrate all possible Earn - out Payments associated with Adjusted EBITDA growth rates between 5.0 % and 25.0%. FY2019 – FY2022 Adjusted EBITDA Average Annual Growth Rate Total Earn - out Payment < 5.0% No Earn - out Payment = 15.0% $100.0 Million ≥ 25.0% $222.0 Million

Important Information About the Proposed Transaction and the Extension and Where to Find It

In connection with the proposed transaction, Legacy intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. In addition, Legacy has filed a preliminary proxy statement and intends to file a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of time in which Legacy must complete a business combination or liquidate the trust account that holds the proceeds of Legacy’s initial public offering (the “Extension”). Legacy will mail the definitive proxy statement relating to the Extension to its stockholders of record as of September 6, 2019. Legacy’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection with the Extension and the proposed transaction, as these materials will contain important information about the Extension, the Blue Impact business, Legacy and the proposed transaction contemplated by the share exchange agreement. When available, the definitive proxy statement and other relevant materials for the proposed transaction will be mailed to stockholders of Legacy as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the proposed transaction and the Extension. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in Legacy’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction and the Extension when available.

Blue Valor, Blue Focus Intelligent Communications Group and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

Forward-Looking Statements:

This Schedule 14A filing includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the anticipated portfolio of assets and agencies to comprise the Blue Impact business, Legacy’s anticipated name following the closing of the proposed transaction, the expectation that shares of the post-acquisition company will trade on the New York Stock Exchange following closing, the anticipated closing consideration for the proposed transaction, projected cash available for acquisitions and working capital following the closing and the anticipated closing date of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the share exchange agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Blue Impact business or the combined company may be adversely affected by other economic business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed transaction and the Extension; (13) the risk that current trends in digital media and marketing decelerate or do not continue; (14) the potential delay in completing the ongoing audit of the 2017 and 2018 financial statements and the potential for audit and other related adjustments to the financial results for such periods; (15) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; and (16) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation:

This Schedule 14A filing shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Schedule 14A filing shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.